ARTHUR ANDERSEN

                                                              Luboshitz Kasierer

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated May 19, 1998 (and to all references to our Firm) included in or made as a part of this registration statement filed on Form 10-KSB-A.


                                                     /s/ Luboshitz Kasierer

                                                        Luboshitz Kasierer
                                                  Member firm of Arthur Andersen

Tel Aviv, September 7, 2000